LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 2, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2017, OF

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

This supplement announces a name change and an investment policy for the fund, each effective December 29, 2017. The fund’s investment objective and strategies are not changing as a result of this name change.

Effective December 29, 2017, the fund will be renamed BrandywineGLOBAL – Global Unconstrained Bond Fund.

The change to the fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the fund, and Brandywine Global continues to serve as subadviser. The fund’s name change from an “Absolute Return Opportunities Fund” to a “Global Unconstrained Bond Fund” is intended to better describe the fund’s existing flexible fixed income investment strategy. The fund is “unconstrained” in that the portfolio managers may take both long and short positions and do not attempt to keep the portfolio structure or the fund’s performance consistent with any designated market index. Because of the inclusion of “Bond” in the name, the fund is adopting a policy to invest at least 80% of its net assets in fixed income securities and similar instruments as described below. Neither the name change nor the adoption of the investment policy is expected to change the manner in which the fund is currently managed.

Effective December 29, 2017, the following is added to the section of the fund’s Summary Prospectus and Prospectus titled “Principal investment strategies”:

The fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in fixed income securities or other instruments with similar economic characteristics.

As a global fund, under normal market conditions, the fund will invest in or have exposure to at least three countries, which may include the United States. The fund considers an investment to be tied economically to a country if the issuer: (i) has a class of securities whose principal securities market is in the country; (ii) is organized under the laws of, or has a principal office in, the country, (iii) derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in the country, or (iv) maintains 50% or more of its assets in the country.

Effective December 29, 2017, the following is added to the section of the fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Important information”:

The fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in fixed income securities or other instruments with similar economic characteristics. The fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

As a global fund, under normal market conditions, the fund will invest in or have exposure to at least three countries, which may include the United States. The fund considers an investment to be tied economically to a country if the issuer: (i) has a class of securities whose principal securities market is in the country; (ii) is organized under the laws of, or has a principal office in, the country, (iii) derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in the country, or (iv) maintains 50% or more of its assets in the country.

Please retain this supplement for future reference.

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